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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): July 16, 2003


                         A. C. MOORE ARTS & CRAFTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Pennsylvania                   000-23157                 22-3527763
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(State or other jurisdiction                                (I.R.S. Employer
   of incorporation or         (Commission File Number)     Identification No.)
        organization)

500 University Court, Blackwood, NJ                                08012
-----------------------------------                                -----
(Address of principal executive offices)                         (ZipCode)

Registrant's telephone number, including area code: 856-228-6700


                                 Not Applicable
                        --------------------------------
                         (Former name or former address,
                         if changed since last report)


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                        A. C. MOORE ARTS & CRAFTS, INC.
                                    FORM 8-K


ITEM 7.       Financial Statements and Exhibits

         Exhibits

         99.1 Press Release dated July 16, 2003.

ITEM 9.       Regulation FD Disclosure

         In accordance with SEC Release No. 34-47583, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

         On July 16, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            A. C. MOORE ARTS & CRAFTS, INC.


Date: July 16, 2003                         By: Leslie H. Gordon
                                               --------------------------------
                                                Leslie H. Gordon
                                                Chief Financial Officer and
                                                Executive Vice President




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                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
99.1                   Press Release dated July 16, 2003